SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549


                        --------------------------------------

                                       Form 8-K

                          AMENDMENT TO APPLICATION OR REPORT
                     Filed pursuant to Section 12, 13 or 15(d) of
                       THE SECURITIES AND EXCHANGE ACT OF 1934

                          PETROLEUM HEAT AND POWER CO., INC.

                                   AMENDMENT NO. 1



          The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its current report on Form 8-K as set forth in the pages attached hereto:

          Financial Statements relating to the acquisition of substantially all the assets of the #2 fuel oil operations of DeBlois Oil Company.

               1.   Financial   Statements  with   report  of   independent
          certified      public accountants  for the  years ended  December
          31, 1993 and 1992 and for the six months ended June 30, 1994.

               2. Pro forma financial statements for the registrant and the acquired entity for the year ended December 31, 1993 and for the six months ended June 30, 1994.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on behalf of the undersigned, thereunto duly authorized.

                                        PETROLEUM HEAT AND POWER CO., INC.
                                        ----------------------------------
                                                    Registrant



          Date:   September 12, 1994         By:  Irik P. Sevin
                --------------------             ----------------------
                                                  Irik P. Sevin
                                                  President, Chairman of
                                                  the Board, Chief Executive
                                                  Officer, and Chief
                                                  Financial and Accounting
                                                  Officer and Director

                                       DeBLOIS OIL COMPANY
                                       (Fuel Oil and Liquid Propane Divisions)

                                       FINANCIAL STATEMENTS
                                       FOR THE YEARS ENDED
                                       DECEMBER 31, 1993 AND 1992

                                       INDEPENDENT AUDITORS' REPORT

                          DeBLOIS OIL COMPANY
                (Fuel Oil And Liquid Propane Divisions)

                          FINANCIAL STATEMENTS




                           TABLE OF CONTENTS
                           -----------------

                                                                   Page
                                                                   ----

INDEPENDENT AUDITORS' REPORT  . . . . . . . . . . . . . . . .        1

FINANCIAL STATEMENTS:
Balance Sheet . . . . . . . . . . . . . . . . . . . . . . . .        2
Statement of Operations and Division Capital  . . . . . . . .        3
Statement of Cash Flows . . . . . . . . . . . . . . . . . . .        4
Notes to Financial Statements . . . . . . . . . . . . . . . .      5 - 8

Sansiveri,
Ryan, Sullivan
& Co.
- --------------
Certified
Public
Accountants


                            INDEPENDENT AUDITORS' REPORT


        To the Board of Directors of
            Petroleum Heat and Power Co., Inc.:

        We have audited the accompanying balance sheet of the Fuel Oil and Liquid Propane Divisions (the Divisions) of DeBlois Oil Company (the Parent Company) as of December 31, 1993 and 1992, and the related statements of operations and division capital and cash flows for the years then ended. These financial statements are the responsibility of the Parent Company management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        The accompanying financial statements were prepared to present the net assets of the Divisions as of and for the years ended
        December 31, 1993 and 1992, in connection with the sale of such net assets to Petroleum Heat and Power, Co., Inc. pursuant to the purchase and sales agreement referred to in Note 1, in conformity with generally accepted accounting principles.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Fuel Oil and Liquid Propane Divisions of DeBlois Oil Company at
        December 31, 1993 and 1992, and the results of their operations and cash flows for the years then ended in conformity with generally accepted accounting principles.


                                      /s/ Sansiveri, Ryan, Sullivan & Co.


        July 13, 1994
        Providence, Rhode Island

                    DeBLOIS OIL COMPANY
          (Fuel Oil And Liquid Propane Divisions)

                       BALANCE SHEET
                DECEMBER 31, 1993 AND 1992

- ------------------------------------------------------------------------------
                                                       1993           1992
- ------------------------------------------------------------------------------
                     --A S S E T S--

CURRENT ASSETS:
  Notes and accounts receivable, less
    allowance for doubtful accounts of
    $100,000 in 1993 and 1992                        $1,688,462    $ 2,547,150
  Inventories (Note 3)                                  864,516        880,182
                                                     -------------------------
       Total current assets                           2,552,978      3,427,332
                                                     -------------------------
PROPERTY AND EQUIPMENT - At cost:
  Land                                                   10,769         10,769
  Delivery equipment                                  2,333,130      2,053,857
  Furniture, fixtures, and other equipment              133,715        132,884
                                                     -------------------------
       Total                                          2,477,614      2,197,510
  Less accumulated depreciation and amortization      2,028,771      1,807,315
                                                     -------------------------
                 Property and equipment, net            448,843        390,195

OTHER ASSETS - Notes receivable                         282,432        401,622
                                                     -------------------------

                       TOTAL                         $3,284,253    $ 4,219,149
                                                     =========================

              --L I A B I L I T I E S  A N D
             D I V I S I O N  C A P I T A L--

CURRENT LIABILITIES:

  Customer credit balances                           $1,910,000    $ 2,256,802
  Deferred revenue                                      564,089        572,710
                                                     -------------------------
               Total current liabilities              2,474,089      2,829,512

DIVISION CAPITAL                                        810,164      1,389,637
                                                     -------------------------

                       TOTAL                         $3,284,253    $ 4,219,149
                                                     =========================


            See notes to financial statements.

- ------------------------------------------------------------------------------

                    DeBLOIS OIL COMPANY
          (Fuel Oil And Liquid Propane Divisions)

            STATEMENT OF OPERATIONS AND DIVISION CAPITAL
         FOR THE YEARS ENDED DECEMBER 31, 1993 AND 1992

- ------------------------------------------------------------------------------
                                                       1993           1992
- ------------------------------------------------------------------------------

        NET SALES                                    $22,088,442  $ 23,397,941

        COST OF SALES                                 12,516,179    13,421,460
                                                     -------------------------

        GROSS MARGIN                                  9,572,263      9,976,481
                                                     -------------------------

        OPERATING EXPENSES (Note 2):
          Parent Company allocated expenses           4,464,012      4,261,734
          Direct expenses                             2,542,420      2,327.606
                                                     -------------------------
               Total operating expenses               7,006,432      6,589,340
                                                     -------------------------

        INCOME FROM OPERATIONS                        2,565,831      3,387,141

        OTHER INCOME                                    106,786        123,197
                                                     -------------------------

        NET INCOME                                    2,672,617      3,510,338

        DIVISION CAPITAL, BEGINNING OF THE YEAR       1,389,637        981,912
                                                     -------------------------
               Total                                  4,062,254      4,492,250

        DISTRIBUTIONS TO PARENT COMPANY              (3,252,090)     (3,102,613)
                                                     -------------------------

        DIVISION CAPITAL, END OF THE YEAR            $  810,164     $ 1,389,637
                                                     ==========================


             See notes to financial statements.

- ------------------------------------------------------------------------------

                    DeBLOIS OIL COMPANY
          (Fuel Oil And Liquid Propane Divisions)

                  STATEMENT OF CASH FLOWS
         FOR THE YEARS ENDED DECEMBER 31, 1993 AND 1992
- ------------------------------------------------------------------------------
                                                       1993           1992
- ------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                         $ 2,672,617   $ 3,510,338
  Noncash expenses included in net income:
     Depreciation and amortization - property
       and equipment                                     221,456       213,508
  Changes in operating assets and liabilities:
     Notes and accounts receivable                       977,878      (490,196)
     Inventories                                          15,666        22,486
     Customers' credit balances                         (346,802)        4,047
     Deferred revenue                                     (8,621)       37,316
                                                     -------------------------
NET CASH PROVIDED BY OPERATING ACTIVITIES              3,532,194     3,297,499
                                                     -------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of property and equipment                   (280,104)     (194,886)
  Distributions to Parent Company                     (3,252,090)   (3,102,613)
                                                     -------------------------
NET CASH USED BY INVESTING ACTIVITIES                 (3,532,194)   (3,297,499)
                                                     -------------------------

INCREASE (DECREASE) IN CASH                          $    ---       $    ---
                                                     ==========================


             See notes to financial statements.

- ------------------------------------------------------------------------------

                                 DeBLOIS OIL COMPANY
                       (Fuel Oil And Liquid Propane Divisions)

                            NOTES TO FINANCIAL STATEMENTS
                                _____________________


        1.   BASIS OF PRESENTATION

             The accompanying financial statements include only the net assets and operations of the fuel oil and liquid propane divisions (the Divisions) of DeBlois Oil Company.

             On June 29, 1994, the Parent Company sold the majority of its assets relating to its fuel oil and liquid propane divisions to Petroleum Heat and Power Co., Inc. Assets included in the sale consisted principally of property and equipment, certain inventories and other assets, including customer lists, etc.

             The accompanying financial statements include the net assets and operations of the Company's fuel oil and liquid propane divisions which were sold in June 1994, with the exception of accounts receivable that have been included in the financial statements for 1993 and 1992 to comply with the financial statement presentation required by certain regulatory agencies.


        2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

             General
             -------

             DeBlois Oil Company (the Parent Company) primarily sells gasoline and fuel oil products to wholesale and retail customers throughout southeastern New England.

             The following significant accounting policies were used in the preparation of the accompanying financial statements:

             Operations
             ----------

             Operating expenses represent certain direct expenses charged specifically to the Divisions and Parent Company expenses allocated to the Divisions. Allocated expenses, including general and administrative salaries and related fringe benefits, are estimated by management based on the overall relationship of these expenses to the operations of the Divisions.

             Interest and other income consists mainly of financing income related to accounts receivable and equipment sales related to the assets of the Divisions.

             The Parent Company does finance its working capital needs through an unsecured demand line of credit with a bank; however, interest expense has not been allocated by the Parent Company to the Divisions in the accompanying financial statements.

             Notes and Accounts Receivable
             -----------------------------

             Notes receivable represent receivables related to the sale of burner equipment. These notes are generally paid over a three-year period.

             Inventories
             -----------

             Fuel oil inventories are stated at the lower of cost (last-in, first-out method (LIFO)) or market. Other inventories are stated at the lower of cost (first-in, first-out method) or market.

             The Parent Company periodically enters into commodity futures contracts and options to hedge the impact of price fluctuations on fuel oil inventories (or firm purchase commitments or anticipated transactions for the purchase thereof). Gains and losses on hedging transactions are deferred and recognized in cost of sales of the Divisions upon the sale of the related inventories.

             Property and Equipment
             ----------------------

             Property and equipment is stated at cost and represents those assets that were sold pursuant to the sale of June 29, 1994. Depreciation and amortization is computed on both the straight-line and declining-balance methods over the respective useful lives ranging from three to ten years.

             Customer Credit Balances
             ------------------------

             Customer credit balances represent prepayments received from customers that have established a budget payment plan with the Divisions.

             Deferred Revenue
             ----------------

             Deferred revenue represents sales of burner equipment which are being recognized over the life of the respective financing agreements.

             Division Capital
             ----------------

             Division capital represents the net assets of the fuel oil and liquid propane divisions.

             Employee Benefit Plan
             ---------------------

             The Parent Company has a contributory defined contribution plan (the Plan) covering substantially all employees, including those employed by the Divisions. Such Plan qualifies under
             Section 401(k) of the Internal Revenue Code whereby eligible employees are allowed to contribute up to 15% of their compensation with the Parent Company matching up to 2% of compensation. The Plan also allows for additional discretionary contributions by the Parent Company.

             Taxes on Income
             ---------------

             The Company does not allocate any income taxes to the Divisions and, accordingly, no provision for Federal and state income taxes has been recorded on the accompanying financial statements.

             Distributions to Parent Company
             -------------------------------

             All available cash is distributed to the Parent Company. Accordingly, the accompanying financial statements reflect such distributions as reductions in division capital.

        3.   INVENTORIES

             As of December 31, 1993 and 1992, inventories consisted of the following:

                                                       1993           1992
                                                    --------------------------

             Fuel oils                              $ 558,409        $ 630,610
             Burner parts and equipment               306,107          282,997
                                                    --------------------------
                  Sub-total                           864,516          913,607
             Less allowance to reduce carrying value to
             LIFO basis for gasoline and fuel oils      ---             33,425
                                                    --------------------------

             Total                                  $ 864,516        $ 880,182
                                                    ==========================

             The Parent Company purchases and sells futures contracts to hedge the impact of price fluctuations on gasoline and fuel oil inventories (product). These contracts are for the delayed delivery or purchase of product at a specified future date at a specified price. The Parent Company settles its positions by entering into equal but opposite contracts and, as such, the contract amounts do not necessarily represent future cash requirements.


        4.   EMPLOYEE BENEFIT PLAN

             The Parent Company allocated to the Divisions a contribution of approximately $114,600 and $102,000 to its defined contribution plan for the years ended December 31, 1993 and 1992, respectively.

   5.        CONCENTRATIONS OF CREDIT RISK

             Financial instruments which potentially subject the Divisions to concentrations of credit risk consist principally of trade accounts receivable.

             The Divisions do not require collateral on trade accounts receivable but perform periodic credit evaluations of its wholesale and certain retail customers. Also, there are a significant number of customers. As a consequence, concentrations of credit risk are limited.




                                 ___________________

DeBlois Oil COMPANY
(Fuel Oil and Liquid Propane Divisions)

COMPILED FINANCIAL STATEMENTS
FOR THE SIX MONTH
PERIOD ENDED JUNE 29, 1994

                              DeBLOIS OIL COMPANY
                   (Fuel Oil And Liquid Propane Divisions)
                         COMPILED FINANCIAL STATEMENTS



                              TABLE OF CONTENTS
                              -----------------
                                                                  Page
                                                                  ----
ACCOUNTANTS'COMPILATION REPORT ..............................       1

COMPILED FINANCIAL STATEMENTS:
    Compiled Balance Sheet...................................       2
    Compiled Statement of Operations and Division Capital....       3
    Compiled Statement of Cash Flows.........................       4
    Notes to Compiled Financial Statements...................      5-8

 ACCOUNTANTS' COMPILATION REPORT

To the Board of Directors of
    Petroleum Heat and Power Co., Inc.:

We have compiled the accompanying balance sheet of the Fuel Oil and Liquid Propane Divisions (the Divisions) of DeBlois Oil Company (the Parent Company) as of June 29, 1994, and the related statements of operations and division capital and cash flows for the six month period then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or any other form of assurance on them.

The accompanying compiled financial statements were prepared to present the net assets of the Divisions as of June 29, 1994 and for the six month period then ended, in connection with the sale of such net assets to Petroleum Heat and Power, Co., Inc. pursuant to the purchase and sales agreement referred to in Note 1, in conformity with generally accepted accounting principles.


August 29, 1994
Providence, Rhode Island

                               DeBLOIS OIL COMPANY
                    (Fuel Oil And Liquid Propane Divisions)

                        COMPILED BALANCE SHEET JUNE 29, 1994


                                  --A S S E T S--

CURRENT ASSETS:
    Notes and accounts receivable, less allowance for
doubtful accounts of $149,800...............................  $	1,507,954
Inventories (Note 3)........................................      309,669
                                                              ------------
                      Total current assets..................    1,817,623
                                                              ------------

PROPERTY AND EQUIPMENT - At cost:
    Land ...................................................       10,769
    Delivery equipment .....................................    2,356,901
    Furniture, fixtures, and other equipment................      133,715
                                                              ------------
                     Total .................................    2,501,385
    Less accumulated depreciation and amortization .........    2,132,402
                                                              ------------
                       Property and equipment, net..........      368,983

OTHER ASSETS - Notes receivable.............................      324,310
                                                              ------------
                          TOTAL.............................  $ 2,510,916

                    --LIABILITIES AND DIVISION CAPITAL--

CURRENT LIABILITIES:
    Customer credit balances................................  $  748,568
    Deferred revenue........................................     534,176
                                                              ------------
                           Total current liabilities........   1,282,744

DIVISION CAPITAL............................................   1,228,172
                                                              ------------
                               TOTAL........................  $2,510,916


                  See accountants' compilation report and
                   notes to compiled financial statements.

                            DeBLOIS OIL COMPANY
                 (Fuel Oil And Liquid Propane Divisions)

       COMPILED STATEMENT OF OPERATIONS AND DIVISION CAPITAL FOR THE SIX
                         MONTH PERIOD ENDED JUNE 29, 1994


NET SALES.........................................   $      14,065,766
COST OF SALES.....................................           7,948,174
                                                           ------------
GROSS MARGIN......................................           6,117,592
                                                           ------------
OPERATING EXPENSES (Note 2):
Parent Company allocated expenses.................           2,401,130
Direct expenses...................................           1,210,492
                                                           ------------
          Total operating expenses................           3,611,622
                                                           ------------
INCOME FROM OPERATIONS............................           2,505,970
OTHER INCOME......................................              68,752
                                                           ------------

NET INCOME........................................           2,574,722

DIVISION CAPITAL, BEGINNING OF THE PERIOD.........             810,164
                                                           ------------
                    Total.........................           3,384,886

DISTRIBUTIONS TO PARENT COMPANY...................          (2,156,714)
                                                           ------------
DIVISION CAPITAL, END OF THE PERIOD...............   $       1,228,172
                                                           ------------
                                                           ------------
                  See accountants' compilation report and
                   notes to compiled financial statements.

                            DeBLOIS OIL COMPANY
                    (Fuel Oil And Liquid Propane Divisions)

                    COMPILED STATEMENT OF CASH FLOWS FOR THE SIX
                           MONTH PERIOD ENDED JUNE 29, 1994

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income ..................................................$ 2,574,722
  Noncash expenses included in net income:
    Depreciation and amortization - property and equipment.....    103,631
    Provision for bad debts....................................     49,800
Changes in operating assets and liabilities:
    Notes and accounts receivable..............................     88,830
    Inventories................................................    554,847
    Customers' credit balances................................. (1,161,432)
    Deferred revenue...........................................    (29,913)
                                                                -----------
NET CASH PROVIDED BY OPERATING ACTIVITIES......................  2,180,485
                                                                -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of property and equipment..........................    (23,771)
  Distributions to Parent Company.............................. (2,156,714)
                                                                -----------
NET CASH USED BY INVESTING ACTIVITIES.......................... (2,180,485)
                                                                -----------
INCREASE (DECREASE) IN CASH....................................$     ---

                   See accountants' compilation report and
                    notes to compiled financial statements.

                            DeBLOIS OIL COMPANY
                  (FUEL OIL AND LIQUID PROPANE DIVISIONS)

                   NOTES TO COMPILED FINANCIAL STATEMENTS
                    (See Accountants' compilation report)
                           _____________________

1.   BASIS OF PRESENTATION

     The accompanying compiled financial statements include only the net assets as of June 29, 1994 and the operations from the period January 1, 1994 through June 29, 1994 of the fuel oil and liquid propane divisions (the Divisions) of DeBlois Oil Company.

     On June 29, 1994, the Parent Company sold the majority of its assets relating to its fuel oil and liquid propane divisions to Petroleum Heat and Power Co., Inc. Assets included in the sale consisted principally of property and equipment, certain inventories and other assets, including customer lists, etc.

     The accompanying compiled financial statements include the net assets and operations of the Company's fuel oil and liquid propane divisions which were sold in June 1994, with the exception of accounts receivable that have been included in the financial statements for the six months ended June 29, 1994 to comply with the financial statement presentation required by certain regulatory agencies.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     General
     -------

      DeBlois Oil Company (the Parent Company) primarily sells gasoline and fuel oil products to wholesale and retail customers throughout southeastern New England.

      The following significant accounting policies were used in the preparation of the accompanying compiled financial statements:

      Operations
      ----------

      Operating expenses represent certain direct expenses charged specifically to the Divisions and Parent Company expenses allocated to the Divisions. Allocated expenses, including general and administrative salaries and related fringe benefits, are estimated by management based on the overall relationship of these expenses to the operations of the Divisions.

      Interest and other income consists mainly of financing income related to accounts receivable and equipment sales related to the assets of the Divisions.

      The Parent Company does finance its working capital needs through an unsecured demand line of credit with a bank; however, interest expense has not been allocated by the Parent Company to the Divisions in the accompanying compiled financial statements.

      Notes and accounts receivable
      -----------------------------

       Notes receivable represent receivables related to the sale of burner equipment. These notes are generally paid over a three-year period.

       Inventories
       -----------

       Fuel oil inventories are stated at the lower of cost (last-in, first-out method (LIFO)) or market. Other inventories are stated at the lower of cost (first-in, first-out method) or market.

       The Parent Company periodically enters into commodity futures contracts and options to hedge the impact of price fluctuations on fuel oil inventories (or firm purchase commitments or anticipated transactions for the purchase thereof). Gains and losses on hedging transactions are deferred and recognized in cost of sales of the Divisions upon the sale of the related inventories.

       Property and equipment
       ----------------------

       Property and equipment is stated at cost and represents those assets that were sold pursuant to the sale of June 29, 1994. Depreciation and amortization is computed on both the straight-line and declining-balance methods over the respective useful lives ranging from three to ten years.

       Customer credit balances
       ------------------------

       Customer credit balances represent prepayments received from customers that have established a budget payment plan with the Divisions.

       Deferred Revenue
       ----------------

       Deferred revenue represents sales of burner equipment which are being recognized over the life of the respective financing agreements.

       Division Capital
       ----------------

       Division capital represents the net assets of the fuel oil and liquid propane divisions.

       Employee Benefit Plan
       ---------------------

       The Parent Company has a contributory defined contribution plan (the
       Plan) covering substantially all employees, including those employed by the Divisions. Such Plan qualifies under Section 401(k) of the Internal Revenue Code whereby eligible employees are allowed to contribute up to 15% of their compensation with the Parent Company matching up to 2% of compensation. The Plan also allows for additional discretionary contributions by the Parent Company.

       Taxes on income
       --------------

       The Company does not allocate any income taxes to the Divisions and, accordingly, no provision for Federal and state income taxes has been recorded on the accompanying compiled financial statements.

       Distributions to parent company
       -------------------------------

       All available cash is distributed to the Parent Company. Accordingly, the accompanying compiled financial statements reflect such distributions as reductions in division capital.

3.     INVENTORIES
       -----------

       As of June 29, 1994, inventories consisted of the following:

       Fuel oils............................................       $    91,429
       Burner parts and equipment...........................           218,240
                                                                  ------------
               Sub-total....................................           309,669
       Less allowance to reduce carrying value to LIFO basis
         for gasoline and fuel oils.........................             ---
                                                                  ------------
                      Total ................................       $  309,669
                                                                  ------------
                                                                  ------------

       The Parent Company purchases and sells futures contracts to hedge the impact of price fluctuations on gasoline and fuel oil inventories (product). These contracts are for the delayed delivery or purchase of product at a specified future date at a specified price. The Parent Company settles its positions by entering into equal but opposite contracts and, as such, the contract amounts do not necessarily represent future cash requirements.


4.     EMPLOYEE BENEFIT PLAN
       ---------------------

       The Parent Company allocated to the Divisions a contribution of approximately $73,200 to its defined contribution plan for the period ended June 29, 1994.

5.     CONCENTRATIONS OF CREDIT RISK
       -----------------------------

       Financial instruments which potentially subject the Divisions to concentrations of credit risk consist principally of trade accounts receivable.

       The Divisions do not require collateral on trade accounts receivable but perform periodic credit evaluations of its wholesale and certain retail customers. Also, there are a significant number of customers. As a consequence, concentrations of credit risk are limited.



                              ___________________

                                 DEBLOIS OIL COMPANY



          The following pro forma financial statements for the year ended December 31, 1993 and for the six months ended June 30, 1994 give effect to the acquisition by the Petroleum Heat and Power Co., Inc. (the Company) of the #2 fuel oil and propane operations of DeBlois Oil Company. This acquisition has been accounted for as a purchase. The pro forma results of operations for the periods presented are not necessarily indicative of the results that might have been attained had this acquisition taken place at the beginning of the registrant's fiscal year. The unaudited pro forma financial statements of the Company and DeBlois Oil Company for the year ended December 31, 1993 and the six months ended June 30, 1994 include all adjustments (consisting of only normal recurring adjustments) which in the opinion of management are necessary for a fair presentation of results of operations. These statements should be read in conjunction with the audited financial statements of the Company and the audited financial statements of DeBlois Oil Company and the notes thereto appearing elsewhere herein.

                          Petroleum Heat and Power Co., Inc.
                          ----------------------------------
                                   and Subsidiaries
                                   ----------------


               Pro Forma Condensed Statement of Operations (Unaudited)
                             Year Ended December 31, 1993
                             ----------------------------


     (In Thousands)
     --------------

                             Petroleum
                             Heat  and                   Pro Forma   Pro Forma
                           Power Co.,Inc.    DeBlois(1) Adjustments   Combined
                           --------------    ---------- -----------   --------

     Net Sales                 $538,526        $22,088                $560,614
     Cost of Sales              366,809         12,516                 379,325
                               --------        -------                --------
      Gross Profit              171,717          9,572                 181,289

     Operating Expenses         123,280          6,785                 130,065
     Amortization of Customer
      Lists                      23,183              0   $1,501 (2)     24,684
     Depreciation and Amorti-
      zation of Plant &
      Equipment                   5,933            221      174 (2)      6,328
     Amortization of Deferred
      Charges                     5,548              0      474 (2)      6,022
     Provision for Supplemental
      Benefits                      264              0                     264
                               --------        -------                --------

     Operating Income            13,509          2,566                  13,926
     Interest Expense(Income)    20,508           (106)   1,250 (3)     21,652
     Other Expenses                (165)             0                    (165)
                                -------        -------                --------
      Income (Loss) Before Income
      Taxes and Extraordinary
      Item                       (7,164)         2,672                  (7,891)
     Income Taxes                   400              0                     400
                               --------        -------                --------
      Income (Loss) Before
      Extraordinary Item       $ (7,564)       $ 2,672                $ (8,291)
                               ========        =======                ========




     (1) Represents the results of the DeBlois distributorship for the year ended December 31, 1993.
     (2) Adjustment of amortization of customer lists, depreciation and amortization of plant and equipment and amortization of deferred charges, as applicable, to reflect an annual charge in accordance with the Company's accounting policies.
     (3) Represents pro forma interest expense incurred in order to finance the DeBlois Oil Company acquisition.

                          Petroleum Heat and Power Co., Inc.
                                   and Subsidiaries


               Pro Forma Condensed Statement of Operations (Unaudited)
                            Six Months Ended June 30, 1994
                            ------------------------------


     (In Thousands)
     --------------

                             Petroleum
                             Heat  and                   Pro Forma   Pro Forma
                           Power Co.,Inc.    DeBlois(1) Adjustments   Combined
                           --------------    ---------- -----------   --------

     Net Sales                 $336,060        $14,066                $350,126
     Cost of Sales              214,914          7,948                 222,862
                               --------      ---------                --------
      Gross Profit              121,146          6,118                 127,264

     Operating Expenses          66,447          3,508                  69,955
     Amortization of Customer
      Lists                       9,685              0   $  750 (2)     10,435
     Depreciation and Amorti-
      zation of Plant &
      Equipment                   2,768            104       94 (2)      2,966
     Amortization of Deferred
      Charges                     3,052              0      237 (2)      3,289
     Provision for Supplemental
      Benefits                      140              0                     140
                               --------      ---------                --------

     Operating Income            39,054          2,506                  40,479
     Interest Expense-net        10,926            (69)     500 (3)     11,357
     Other Income                    72              0                      72
                               --------      ---------                --------

      Income (Loss) Before Income
      Taxes, Equity Interest &
      Extraordinary Item         28,000          2,575                  29,194
     Income Taxes                   550              0                     550
                               --------       --------                --------
      Income (Loss) Before Equity
      Interest & Extraordinary
      Item                       27,650          2,575                  28,644
     Equity Interest                668              0                     668
                               --------       --------                --------
      Income Before Extraord-
      inary Item               $ 28,318       $  2,575                $ 29,312
                               ========       ========                ========


     (1) Represents the results of the DeBlois distributorship for the six months ended June 30, 1994.
     (2) Adjustment of amortization of customer lists, depreciation and amortization of plan and equipment and amortization of deferred charges, as applicable, to reflect a six month charge in accordance with the Company's accounting policies.
     (3) Represents pro forma interest expense incurred in order to finance the DeBlois Oil Company acquisition.